UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2008

(Date of earliest event reported)

First Financial Service Corporation

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY

61-1168311

(State or other jurisdiction

(I.R.S. Employer Identification No.)

of incorporation or organization)

2323 Ring Road, Elizabethtown, Kentucky, 42701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On April 16, 2008, Dr. Wreno R. Hall, a director of First Financial Service Corporation (the “Company”), passed away.  Dr. Hall’s term as a director was scheduled to expire in 2008, and he had been nominated for re-election at the annual meeting of the Company’s shareholders to be held on May 21, 2008.

At this time, the Company’s board of directors has determined not to fill the vacancy created by Dr. Hall’s passing, nor to appoint a successor nominee for election at the 2008 annual meeting.  At a special meeting on May 8, 2008,  the Company’s directors voted to reduce the size of the Company’s board of directors from eleven to ten seats.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: May 9, 2008	By: /s/	Steven M. Zagar
Steven M. Zagar
Chief Financial Officer &
Principal Accounting Officer